ALLIANCE WORLD DOLLAR GOVERNMENT FUND

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

November 10, 1999

Dear Shareholder:

This report reviews the performance, investment strategy and outlook of the Alliance World Dollar Government Fund (the "Fund"), for the six-month period ended October 31, 1999. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high-yielding, high-risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS
The following table provides performance for the Fund over the six- and twelve-month periods ended October 31, 1999. For comparison, we have also included performance for the Fund's benchmark index, the JP Morgan Emerging Markets Bond Index-Plus (the "JPM EMBI-Plus"), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the six- and twelve-month periods ended October 31, 1999, your Fund underperformed its benchmark index. During both periods, our emerging market security selection enhanced performance of the Fund, however, the Fund's U.S. Treasury position dampened its performance relative to its benchmark. In general, U.S. Treasury securities performed poorly as interest rates rose, and the JPM EMBI-Plus does not have U.S. Treasury exposure.


INVESTMENT RESULTS*
Periods Ended October 31, 1999
                                              TOTAL RETURNS
                                           6 MONTHS  12 MONTHS
                                           --------  ---------

ALLIANCE WORLD DOLLAR GOVERNMENT FUND        1.61%     13.30%

JP MORGAN EMERGING MARKETS
  BOND INDEX-PLUS                            3.54%     19.98%



* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE JP MORGAN EMERGING MARKETS BOND INDEX-PLUS IS COMPOSED OF DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE
INDEX IS MADE UP OF BRADY BONDS. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

MARKET OVERVIEW
During the six-month period ended October 31, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. U.S. economic growth remained strong, while inflation and unemployment stayed low. With economic activity remaining strong, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points in June followed by another 25 basis points in August. (A third increase in interest rates was announced on November 15, 1999, which was after the close of the Fund's reporting period.)

In aggregate, the U.S. bond market, as represented by the Lehman Brothers U.S. Aggregate Bond Index, posted a modest negative return of 0.15% for the six-month period ended October 31, 1999.

Emerging market debt performed relatively well over the reporting period as global economic growth improved and commodity prices firmed. The emerging market debt sector, as represented by the JPM EMBI-Plus, gained 3.54%, outperforming all other bond market sectors during the six-month period ended October 31, 1999. Most individual country returns within the JPM EMBI-Plus were positive during the period, with Russia posting the largest gains (+64%) and Bulgaria (+18%) and Venezuela (+11%) also outperforming. Rising oil prices boosted the performance of Russian and Venezuelan debt as both countries are heavily dependent on oil exports. Russian bond prices were also helped by indications that the government will restructure its Soviet Union-era debt. Ecuador's debt posted the worst performance, declining by 37% after the government delayed interest payments on its debt.


1


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT STRATEGY
Over the six-month period ended October 31, 1999, the Fund's holdings of U.S. Treasuries were decreased as the risk of tighter monetary policy by the U.S. Federal Reserve dampened valuations. We maintained our allocation in Latin America, however, we refined the focus of our holdings there. We eliminated the Fund's exposure to Ecuador as the prospects of a delay on their Brady bond debt payments increased. Alternatively, we added to our oil-sensitive Venezuelan holdings as oil prices improved. We maintained our investments in Argentina and Brazil as reforms progressed and economic fundamentals continued to improve. We continued to favor Mexico in the Fund on expectations that investment-grade status will be achieved within the next twelve months. Additionally, we added to our Russian holdings as debt valuations continued to rebound from last years sell-off.

OUTLOOK
The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millennium. The risk of tighter monetary policy in the U.S. remains. Positive inflation fundamentals, however, should keep long-term interest rates trading in a range between 6.0% and 6.50%. While we believe there are structural forces in the marketplace rendering credit markets less liquid, the passing of Y2K should alleviate some liquidity pressures, causing non-Treasury spreads to narrow somewhat from current levels.

Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. Country selection within the sector remains critical, however. In Latin America, Brazil continues to exceed expectations for fiscal reform, while Mexico could move to investment-grade status in the year 2000. In Asia, the macroeconomic picture continues to surprise on the upside but progress on corporate restructuring remains slow.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.


Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________


                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-94.5%
OTHER SOVEREIGN DEBT OBLIGATIONS-67.8%
ARGENTINA-16.2%
Republic of Argentina
  11.75%, 4/07/09                                $5,450     $  5,341,000
  12.125%, 2/25/19                                7,200        7,407,000
  Warrants expiring
  2/25/00 (a) (b)                                 7,200          185,400
                                                             ------------
                                                              12,933,400

BRAZIL-7.3%
Republic of Brazil Global Bonds
  10.125%, 5/15/27                                3,500        2,738,750
  14.50%, 10/15/09                                3,000        3,111,000
                                                             ------------
                                                               5,849,750

COLOMBIA-1.7%
Republic of Colombia
  9.75%, 4/23/09                                  1,450        1,315,875

KAZAKHSTAN-1.9%
Republic of Kazakhstan
  13.625%, 10/18/04 (c)                           1,500        1,485,000

MEXICO -14.4%
United Mexican States
  10.375%, 2/17/09                                9,000        9,168,750
  11.50%, 5/15/26                                 2,050        2,297,538
                                                             ------------
                                                              11,466,288

PANAMA-3.1%
Republic of Panama
  9.375%, 4/01/29                                 2,600        2,447,380

PHILIPPINES-0.6%
Republic of Philippines
  8.875%, 4/15/08                                   500          486,900

RUSSIA-18.2%
Russian Federation
  11.00%, 7/24/18 (c)                             3,400        1,657,500
  12.75%, 6/24/28 (c)                            13,100        7,139,500
Russian IAN FRN
  6.0625%, 12/15/15 (a)(d)                        4,046          455,139
Russian Ministry of Finance
  3.00%, 5/14/03                                 10,000        2,213,000
Russian Principal Loans FRN
  6.0625%, 12/15/20 (a)(d)                       33,500        3,058,550
                                                             ------------
                                                              14,523,689

TURKEY-1.1%
Republic of Turkey
  12.00%, 12/15/08                                  900          911,250

VENEZUELA-3.3%
Republic of Venezuela
  9.25%, 9/15/27                                  2,600        1,748,500
  13.625%, 8/15/18                                1,000          910,000
                                                             ------------
                                                               2,658,500

Total Other Sovereign Debt Obligations
  (cost $53,497,114)                                          54,078,032

NON-COLLATERALIZED BRADY BONDS-19.1%
BRAZIL-14.5%
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (e)                              3,033        2,024,544
Republic of Brazil FRN
  Series L Bearer Bond
  7.00%, 4/15/12                                 11,000        7,164,300
  Series L Registered Bond
  7.00%, 4/15/12                                  3,600        2,344,680
                                                             ------------
                                                              11,533,524

BULGARIA-3.1%
Republic of Bulgaria
  IAB FRN PDI
  6.50%, 7/28/11                                  3,200        2,440,000


3


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________


                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------------

PERU-1.5%
Republic of Peru PDI
  4.50%, 3/07/17 (c)(f)                          $2,000    $   1,240,000

Total Non-Collateralized Brady Bonds
  (cost $16,216,519)                                          15,213,524

LOAN PARTICIPATION-4.9%
MOROCCO-4.9%
Kingdom of Morocco Loan Participation FRN
  Series A
  5.906%, 1/01/09
  (cost $2,488,120)                               4,524        3,913,095

COLLATERALIZED BRADY BONDS (G)-2.7%
BULGARIA-1.8%
Republic of Bulgaria Discount Bonds FRN
  Series A
  6.50%, 7/28/24                                  2,000        1,482,600

VENEZUELA-0.9%
Republic of Venezuela Par Bonds
  Series W-B
  6.75%, 3/31/20 (h)                              1,000          690,000

Total Collateralized Brady Bonds
  (cost $1,942,733)                                            2,172,600

Total Sovereign Debt Obligations
  (cost $74,144,486)                                          75,377,251

U.S. GOVERNMENT OBLIGATION-31.1%
U.S. Treasury Strip
  Zero coupon, 2/15/03
  (cost $25,018,018)                             30,100       24,782,594

TOTAL INVESTMENTS-125.6%
  (cost $99,162,504)                                        100,159,845

Other assets less liabilities-(25.6%)                       (20,416,300)

NET ASSETS-100%                                            $ 79,743,545


(a)  Non-income producing security.

(b) Each warrant entitles the holder to purchase U.S. $500 Republic of Argentina 12.125% bonds, due 2/25/19 at 103.113%.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities amounted to $11,522,000 representing 14.4% of net assets.

(d)  Security is in default.

(e)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 1999.

(g) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(h)  Security trades with oil warrants expiring March 31, 2020.

     Glossary of Terms:

     FRN - Floating Rate Note.
     IAB - Interest Arrears Bond.
     IAN - Interest Arrears Note.
     PDI - Past Due Interest.

     See notes to financial statements.


4


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $99,162,504)                                           $100,159,845
  Receivable for investment securities sold                         5,372,863
  Interest receivable                                               1,999,584
  Total assets                                                    107,532,292

LIABILITIES
  Due to custodian                                                  1,801,721
  Payable for investment securities purchased                      24,949,288
  Unrealized depreciation on interest rate swap
    contract                                                          689,903
  Advisory fee payable                                                 59,923
  Administrative fee payable                                           19,086
  Accrued expenses                                                    268,826
  Total liabilities                                                27,788,747

NET ASSETS                                                       $ 79,743,545

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     85,226
  Additional paid-in capital                                      114,585,188
  Distributions in excess of net investment income                   (139,384)
  Accumulated net realized loss on investment
     transactions                                                 (35,094,923)
  Net unrealized appreciation on investments and other
    assets                                                            307,438
                                                                 $ 79,743,545

NET ASSET VALUE PER SHARE
  (based on 8,522,580 shares outstanding)                              $ 9.36


See notes to financial statements.


5


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $11,889,457

EXPENSES
  Advisory fee                                  $781,091
  Printing                                       165,720
  Administrative fee                             117,164
  Custodian                                      113,228
  Audit and legal                                101,047
  Directors' fees                                 35,239
  Transfer agency                                 33,201
  Miscellaneous                                   31,067
  Total expenses                                                     1,377,757
  Net investment income                                             10,511,700

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized loss on investment
    transactions                                                   (32,050,605)
  Net change in unrealized depreciation of
    investments and other assets                                    32,409,186
  Net gain on investment transactions                                  358,581

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,870,281


See notes to financial statements.


6


STATEMENTS OF CHANGES
IN NET ASSETS                             ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                YEAR ENDED         YEAR ENDED
                                                OCTOBER 31,        OCTOBER 31,
                                                   1999               1998
                                               -----------        ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                       $ 10,511,700       $ 11,973,315
  Net realized gain (loss) on investment
    transactions                               (32,050,605)         4,177,541
  Net change in unrealized appreciation/
    depreciation of investments and
    other assets                                32,409,186        (32,120,307)
  Net increase (decrease) in net assets
     from operations                            10,870,281        (15,969,451)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                        (10,511,700)       (13,546,094)
  Distributions in excess of net
    investment income                           (1,326,448)                -0-
  Tax return of capital                           (353,706)                -0-
  Net realized gain on investments                      -0-       (17,841,882)
  Distributions in excess of net realized
    gains on investments                        (6,004,088)                -0-

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of Common Stock                     4,119,075          7,109,405
  Tender offer resulting in the redemption
    of 1,034,042 shares of
  Common Stock                                          -0-       (15,510,829)
  Total decrease                                (3,206,586)       (55,758,851)

NET ASSETS
  Beginning of year                             82,950,131        138,708,982
  End of year (including undistributed
    net investment income of $1,187,064
    at October 31, 1998)                      $ 79,743,545       $ 82,950,131


See notes to financial statements.


7


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences primarily due to tax return of capital, resulted in a net decrease in accumulated net realized loss on investments, a decrease to accumulated distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.


8

                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 1999, the Fund reimbursed AFS $2,270, relating to shareholder servicing costs.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $152,480,632 and $162,056,339, respectively, for the year ended October 31, 1999. There were purchases of $303,954,209 and sales of $310,487,025 of U.S. government obligations for the year ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was $102,921,306. Accordingly, gross unrealized appreciation of investments was $4,736,889 and gross unrealized depreciation of investments was $7,498,350 resulting in net unrealized depreciation of $2,761,461 (excluding swap contract).

At October 31, 1999, the Fund had a capital loss carryforward of $31,336,121 which expires in the year 2007.

1. INTEREST RATE SWAP AGREEMENT
The Fund enters into interest rate swaps to protect itself from interest rate fluctuations on certain underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At October 31, 1999, the Fund had an outstanding interest rate swap contract with the following terms:


                                                              RATE TYPE
                                                -------------------------------------
      SWAP          NOTIONAL    TERMINATION      PAYMENTS MADE      PAYMENTS RECEIVED      UNREALIZED
  COUNTERPARTY       AMOUNT        DATE           BY THE FUND          BY THE FUND       DEPRECIATION
 -------------    -----------   -----------     --------------      -----------------    -------------
     Morgan            US$        1/01/09          LIBOR#             6.8526%             $689,903
    Guaranty       10,749,208



#    LIBOR (London Interbank Offered Rate).


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,522,580 shares outstanding at October 31, 1999, Alliance owned 7,200 shares. During the year ended October 31, 1998, the Fund purchased 1,034,042 shares of its outstanding Common Stock for $14.80 per share pursuant to a tender offer. The Fund incurred tender offer costs of $207,000 which were charged to additional paid-in capital. During the year ended October 31, 1999, the Fund issued 406,076 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 1998, the Fund issued 497,839 shares in connection with the dividend reinvestment plan.


NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


10


FINANCIAL HIGHLIGHTS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED OCTOBER 31,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.22       $16.03       $15.50       $11.88       $11.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.26(a)      1.47(a)      1.61         1.46         1.51(a)
Net realized and unrealized gain (loss)
  on investment transactions                     .08        (3.57)         .50         3.50          .71
Net increase (decrease) in net asset
  value from operations                         1.34        (2.10)        2.11         4.96         2.22

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.26)       (1.65)       (1.58)       (1.34)       (1.42)
Distributions in excess of net investment
  income                                        (.16)          -0-          -0-          -0-          -0-
Tax return of capital                           (.04)          -0-          -0-          -0-          -0-
Distributions from net realized gains             -0-       (2.06)          -0-          -0-          -0-
Distributions in excess of net realized
  gains on investments                          (.74)          -0-          -0-          -0-          -0-
Total dividends and distributions              (2.20)       (3.71)       (1.58)       (1.34)       (1.42)
Net asset value, end of year                   $9.36       $10.22       $16.03       $15.50       $11.88
Market value, end of year                     $9.625      $12.625      $15.875      $13.625       $11.75

TOTAL RETURN
Total investment return based on: (b)
  Market value                                 (5.64)%       1.91%       28.74%       28.49%        2.78%
  Net asset value                              13.30%      (18.32)%      14.24%       44.57%       21.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $79,744      $82,950     $138,709     $134,140     $102,757
Ratio of expenses to average net assets         1.76%        1.52%        1.43%        1.70%        1.55%
Ratio of net investment income to average
  net assets                                   13.46%       10.54%        9.50%       10.84%       14.12%
Portfolio turnover rate                          435%         264%         281%         352%         441%



(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


11


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 2, 1999


12


ADDITIONAL INFORMATION                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. First Data Investor Services Group, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:


(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.


The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at First Data Investor Services Group, Inc. P.O. Box 1376, Boston, Massachusetts 02104.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) except as described below, no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


13


ADDITIONAL INFORMATION
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

At the March 1998, Annual meeting of shareholders, the shareholders approved a change in the Fund's fundamental investment policies. As revised, the Fund, under normal circumstances must invest at least 75% of its total assets in a combination of sovereign debt obligations (not solely collateralized Brady Bonds) and zero coupon obligations.

YEAR 2000
Many computer systems and applications that process transactions use two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX", which could result in processing inaccuracies and computer system failures at or after the Year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for the electronic receipt of information critical to their businesses. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the Audit Committee of the Board of Directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998, Alliance had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems is not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems were contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. All of those contacted have responded and have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested. Alliance expects all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and nonmission critical systems and applications that can affect the Fund. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for all mission critical systems and nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has been completed. Alliance reports that it has completed an inventory of its facilities and related technology applications and has substantially completed and tested these systems. Alliance reports that it anticipates that these systems will be fully operable in the Year 2000. Alliance has deferred certain other planned information technology projects


14


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, has developed Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure.

The current cost estimate to Alliance of the Year 2000 initiative is approximately $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through September 30, 1999, Alliance had incurred approximately $41.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers will not operate as intended and that the systems and applications of third-party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise, there can be no assurance the compliance schedules outlined above will be met or that actual costs incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


15


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(FORMERLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY10004


(1)  Member of the Audit Committee.

16

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
Summary of General Information

THE FUND
Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at 1-800-331-1710.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGAR1099